EXHIBIT 99.1

CBOT Holdings, Inc. September 29, 2006 Debbie Koopman, Director Investor Relations

Forward Looking Statements
September 29, 2006
Certain statements in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and includes any use of the words “may,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,”
“predicts,” “potential” or “continue”. These statements are based on management’s current expectations and involve assumptions that may be subject to change or risks and uncertainties that could cause actual results to differ materially from those set forth in the statements. Accordingly, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement contained in this presentation. The factors that may affect our performance may be found in the Annual Report on Form 10-K and other periodic reports filed by CBOT Holdings, Inc. with the U.S. Securities and
Exchange Commission (“SEC”). These filings can be obtained at the SEC’s website at
www.sec.gov.
We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview
CBOT’s Comprehensive Approach
Bryan Durkin, Executive Vice President and Chief Operating Officer
Tour Trading Floor and Market Operations
Strategic Growth Initiatives
Bryan Durkin
Financial Review
Glen Johnson, Senior Vice President and Chief Financial Officer
Question and Answer Session

Meeting the needs of the marketplace with functionality, access and liquidity Bryan Durkin Executive Vice President and Chief Operating Officer

CBOT’s Comprehensive Approach
The CBOT’s strategic plan places heavy emphasis on
providing customers with state-of-the-art technology and
growing its business by:
Responding directly to customer needs
Increasing electronic trading functionality
Expanding global access to CBOT products
Building liquidity across all product categories

CBOT Electronic Platform Upgrade
CBOT implemented a major upgrade to its electronic
trading platform in October 2005
The upgrade was based upon customer input on the
functionality they required
Increased trading capabilities and risk management opportunities the CBOT delivers to the marketplace
Built on the functionality previously available on the CBOT platform
Provided enhanced speed and capacity for the platform
Implemented a North American Trading Host
Expanded the electronic trading session to 22 hours/day for interest rate, equity index and metals products

CBOT Electronic Platform 2006
Algorithms Enhancements
CBOT created additional matching algorithm capability in 2006 which has been implemented in our 2 Year Treasury Note Futures contract and our 5 Year
Treasury Note Futures contract
Spanning the Globe
13 Access Points across North America, Europe and the Far East
262 direct connections across 150 firms supporting more than 40,000 terminals with licenses spanning 16 geographic locations around the globe.
20 Independent Software Vendors, 99 Trading Firm front ends accessing e-cbot

CBOT Electronic Platform 2006
The Exchange is taking steps to bring the CBOT platform’s
open architecture to the next level.  These efforts will
position the CBOT to:
Increase its electronic trading system’s performance and reliability
Handle expanded capacity of message traffic
Prepare to meet the future needs of customers

CBOT Electronic Platform
Upgrade to Linux based Gateways
Increased throughput
Lower total cost of ownership
Upgrade currently underway and will be substantively completed in 2006
Implement a distributed trading host architecture

CBOT Advances in Floor Technology
Launch of Side-by-Side Trading of Agricultural Futures
Integrated the floor with screen trading of Agricultural futures to create a single pool of liquidity
Floor based electronic order routing system processes more than 90% of all filled agricultural orders
Local handheld technology is utilized by more than 325 users, encompassing more than 80% of local trades across all CBOT futures pits

Side-by-Side Trading of Ags Launched Aug. 1
Greater Global Access to Benchmark Agricultural Products
On-floor plasma screens
display e-cbot market
data.
Hand-held devices allow
simultaneous trading on
floor and e-cbot.

Strategic Growth Initiatives Bryan Durkin Executive Vice President and Chief Operating Officer

Overview Market positioning Growth strategies Future opportunities

CBOT: Market Positioning Market leader: Futures and options on futures #2 in United States #3 in World

CBOT’s Volume Growth Average Daily Volume by Venue (in thousands) 927 1,033 1,365 1,802 2,372 2,677 3,189 2000 2001 2002 2003 2004 2005 YTD 2006* Electronic *YTD through Sept. 26

Industry Growth Drivers Technological advances Deregulation Globalization Commodities as asset class Importance of risk management U.S. government spending Asset class convergence

Chicago Board of Trade

Chicago Board of Trade

日経平均
最近の
10441.

CBOT: Growth Strategies New products, new services Global expansion Strategic alliances

Growth: New Products, New Services
CBOT Full-Sized
Gold Futures
Full-Sized Gold and
Silver Options
$25 Big Dow Futures
Soybean Crush Options
Binary Options
Ethanol
Dow Jones-AIG Commodity
Index Excess Return Futures

Chicago Board of Trade

Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
*Sep-06

Gold and Silver Futures Market Share
(North American Market)
0%
10%
20%
30%
40%
50%
60%
CBOT silver share CBOT gold share
CBOT share of North American listed Gold and Silver futures contracts traded
*Through Sept. 26

Chicago Board of Trade

Monthly ADV
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
*Sep-06

CBOT Metals Complex – ADV & Market Share Growth
CBOT share of North American listed Gold and Silver futures contracts traded
*Through Sept. 26
CBOT Metals Complex
Futures ADV & Futures Market Share
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
0%
10%
20%
30%
40%
50%
60%
CBOT Futures Complex ADV
CBOT Futures Market Share

Enhancements to Metals Complex
Expanded the hours of EFPs to a 24-hour schedule
Launched a directed fungibility program between Full-
sized and mini-sized Metals contracts on Sept. 1, 2006
Electronic Warehouse Receipt system for Metals
complex targeted for completion in 4Q06
List options on Full-sized Gold and Silver futures on
CBOT open auction trading floor, side-by-side with e-cbot
electronic in 4Q06

Growth: New Products, New Services
CBOT Full-sized
Gold Futures
Full-sized Gold and
Silver Options
$25 Big Dow Futures
Soybean Crush Options
Binary Options
Ethanol
Dow Jones-AIG Commodity
Index Excess Return Futures

Growth: New Products, New Services Technology upgrades on e-cbot ® Increased speculative position limits

Growth: Global Expansion Global access to e-cbot ® Ease of access to CBOT for market users Side-by-side trading of Ag futures launched Aug. 1

Electronic Agriculture Futures
Side-by-Side trading of Agricultural Futures started 08/01/06
*Includes off exchange
01/01/06 thru 07/31/06
Electronic
3.5%
Open
Auction
96.5%
08/01/06 thru 09/26/06
*Open
Auction
74.2%
Electronic
25.8%
Pre and Post Side-by-Side Trading of Ag Futures

Growth: Strategic Alliances Hosting agreements with regional North American exchanges JADE 50/50 Joint Venture

CBOT: Growth Strategies New products, new services Global expansion Strategic alliances

Future Opportunities

CBOT: Growth Strategies New products, new services Global expansion Strategic alliances

Opportunities: New Products, New Services
Derivatives of
existing products
Options on existing
futures contracts
Contracts derived from
existing products
30-year U.S. Treasury
auctions
Flexible algorithmic
capabilities

Growth in Swap Futures
Citigroup and Goldman Sachs began providing liquidity July 3, 2006
Open interest has quadrupled to 75,651 contracts at September 26, 2006
ADV third quarter to date is 4,639 contracts, 3.5 times greater than second quarter 2006
ADV September to date is 9,776 contracts, 3 times greater than August 2006
Swap Futures Average Daily Volume
-
2,000
4,000
6,000
8,000
10,000
APR-06 MAY-06 JUN-06 JUL-06 AUG-06 SEP-06

Opportunities: Global Expansion Offer contracts with international points of delivery Offer existing and new tailored products to global participants Capitalize on asset class convergence trend

Chicago Board of Trade

Winnipeg Commodity Exchange Inc.

KANSAS CITY BOARD OF TRADE

MINNEAPOLIS GRAIN EXCHANGE MGEX

J · A · D · E
JOINT ASIAN DERIVATIVES EXCHANGE

Opportunities: Strategic Alliances JADE 50/50 Joint Venture Hosting agreements with regional North American exchanges MOUs with global exchanges

Greatest Opportunity: Organic Growth
Robust electronic platform
provides strong positioning
for product diversification
Global reach - ease of
access to the Exchange for
market users
Focusing international
educational efforts to drive
organic growth of core
products

Financial Review Glen Johnson Senior Vice President and Chief Financial Officer

Financial Highlights
Trading-volume and pricing increases spur
revenue growth
Proven track record
Expanding operating leverage
Strong cash flow with high capital efficiency
Efficient and scalable operating platform

Historical Volume
672
771
1,064
1,450
1,937
2,199
2,548
475
109
118
265
289
337
364
241
239
95
63
36
21
15
5
3
1
48
2000 2001 2002 2003 2004 2005 *YTD 2006
Metals, energy, and other
Equity index
Agricultural
Interest rate
Average Daily Volume (in thousands)
*Through Sept. 26

Rate per Contract
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$0.000
$0.100
$0.200
$0.300
$0.400
$0.500
$0.600
Exchange Rev ($)
54,351 52,529 49,675 46,326 66,518 69,657 62,696 68,086 83,120 91,855
Clearing Rev ($)
16,589 19,634 18,609 18,724 21,277 22,559 20,027 18,274 23,231 25,366
RPC ($)
0.519 0.455 0.451 0.424 0.507 0.499 0.501 0.570 0.552 0.564
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
3Q06:
5-8% increase
over 2Q06
4Q04 to 1Q05:
20% increase
3Q05 to 4Q05:
14% increase
(11.5% excluding
accrual adjustments)
Overall Rate per Contract (RPC)
4Q06:
3-5% increase
over 3Q06

Recent Pricing Changes
July 1 Pricing Changes:
Overall CBOT clearing fees increased by one cent
Certain off-exchange transaction fees were amended
Exchange fees for electronic Ag products were realigned
Rate per contract expected to increase 5% to 8% in 2006
third quarter over 2006 second quarter
Upcoming October 1 Pricing Changes:
Certain membership types will have lower thresholds for
volume discounts
Certain non-member Treasury complex fees will increase
Fee schedule reorganized to align fees with the
Exchange’s membership and product structure
Rate per contract expected to increase 3% to 5% in 2006
fourth quarter over 2006 third quarter

Services $9
3%
Interest
Income &
Other $9  3%
Building $11
4%
Market Data
$50  16%
Exchange
Fees &
Clearing $224
74%
Sources of Revenue
Total Exchange & Clearing Fees = $224mm
Metals $5  2%
30 yr $30
13%
5 yr $33  15%
10 yr $81
37%
Agriculture
$40  18%
2 yr $10  4%
Other Interest
$14  6%
Equities $11
5%
Six Months 2006 Revenue Components ($ in millions) Six Months 2006 Exchange & Clearing Fees ($ in millions)
Total Revenues = $302mm

Financial Highlights
Trading volume growth, pricing increases fuel revenue
growth
Proven track record
Expanding operating leverage
Strong cash flow with high capital efficiency
Efficient and scalable operating platform

Chicago Board of Trade

CAGR ('00-'05): 17%

CAGR ('00-'05): 8%

Proven Track Record $308 $252 $215 $467 $381 $380 2000 2001 2002 2003 2004 2005 Revenues ($mm) $334 $306 $264 $249 $240 $226 2000 2001 2002 2003 2004 2005 Operating Expenses ($mm)

Financial Highlights
Trading volume growth, pricing increases fuel
revenue growth
Proven track record
Expanding operating leverage
Strong cash flow with high capital efficiency
Efficient and scalable operating platform

Operating Leverage
19.5%
4.6%
(5.0%)
28.4%
30.6%
19.1%
43.5%
–
500
1,000
1,500
2,000
2,500
3,000
3,500
2000 2001 2002 2003 2004 2005 6 mos 06
(10.0%)
10.0%
30.0%
50.0%
70.0%
Average Daily Volume (000's) Operating Margin (%)
Item
2000-2005
CAGR
Avg. Daily
Volume 24%
Revenues 17%
Expenses 8%

Chicago Board of Trade

CAGR ('02–'05): 31%

CAGR ('00–'05): 39%

Operating Leverage
$37
$62
$101
$90
$126
$190
2000 2001 2002 2003 2004 2005
EBITDA ($mm) *
Operating Income ($mm)
$74
($11)
$12
$59
$117
$133
2000 2001 2002 2003 2004 2005
* EBITDA is a Non-GAAP financial measure.  Reconciliation of this to the most comparable
GAAP financial measure can be found at the end of this presentation

Fixed and Volume-Based Expenses
$177
$202
$195
$201
$98
$100
$37
$33
$46
$55
$28
$29
$41
$249
$264
$306
$334
$167
$171
$1
$4
$21
$1
$4
$7
$29
$14
$61
$71
$37
2002 2003 2004 2005 Six Mos. 2005 Six Mos. 2006
Fixed D&A Special / Other Volume-based
Note: Special / Other expenses include loss impairment on long-lived assets, litigation, and severance and related costs
($ in millions)

Growing Operating Leverage New products, wider distribution of existing products Education programs Fixed-cost control Global expansion, broader tech efforts Price increases

Six Months Ended June 30, 2006 and 2005
Six months 06 compared to 05:
Average daily volume up 12%
Revenue up 27%
Operating margin of 43.5% vs. 29.4%
Net income increase of 101%
$237.0
$302.0
29.4%
43.5%
2,864
3,206
$39.0
$78.6
Average Daily Volume Revenue Operating Margin
Net Income
05
06
YTD 06 vs. YTD 05 (millions of dollars, thousands of contracts)

Chicago Board of Trade

Strong Market Position

Expanding Operating Leverage

Scalable Business Platform

Growth Strategies

Multiple Market Opportunities

=

MULTIPLE OPPORTUNITIES FOR GROWTH

CBOT: Looking to the Future

Chicago Board of Trade

Chicago Board of Trade

Chicago Board of Trade

日経平均
10441.

Supplementary Information
2000 2001 2002 2003 2004 2005 1Q06 2Q06
Non-GAAP Financial Measure - EBITDA $37 $62 $101 $90 $126 $190 $73 $88
Deduct:
Interest Expense (7) (7) (5) (4) (5) (3) (1) (1)
Income Tax Expense (1) (5) (24) (22) (33) (55) (23) (29)
Depreciation and Amortization Expense (41) (44) (38) (33) (46) (55) (14) (15)
Comparable GAAP Measure - Net Income ($12) $6 $34 $31 $42 $77 $35 $43
Reconciliation of Non-GAAP Measure Earnings before Interest, Tax, and Depreciation and Amortization
Expense (EBITDA) to Net Income ($ in millions)

Financial Options - % Electronic 14 24 28 29 33 54 85 70 0 25 50 75 100 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06* 0 2 4 6 8 10 12 14 16 18 20 ADV (000s) e-cbot % *Through Sept. 26

Agriculture Complex Growth Rate 373 404 350 331 412 529 482 0 100 200 300 400 500 600 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06* -5 0 5 10 15 20 25 30 35 40 ADV (000s) Growth vs. Pr Yr % *Through Sept. 26